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                                                                  Exhibit 10.145

           AMENDMENT NUMBER ONE TO MASTER LOAN AND SECURITY AGREEMENT

                  THIS AMENDMENT NUMBER ONE TO MASTER LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of September 30, 2004, is entered into by and between CHRYSALIS WAREHOUSE FUNDING, LLC, a Delaware limited liability company ("Lender"), and ABFS WAREHOUSE TRUST 2003-2, a Delaware statutory trust ("Borrower"), with reference to the following:


                               W I T N E S S E T H
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                  WHEREAS, Lender and Borrower previously entered into that
certain Master Loan and Security Agreement, dated as of October 14, 2003 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), pursuant to which Lender has made certain loans and financial accommodations available to Borrower;

                  WHEREAS, Borrower has requested that the parties amend the Loan Agreement as provided herein;
and

                  WHEREAS, to accommodate Borrower's request, but only on the terms and conditions set forth herein, Lender has agreed to amend the Loan Agreement as provided herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. AMENDMENT TO LOAN AGREEMENT.

         (a) Section 8(t) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  "(t) ABFS Mortgage Loan Warehouse Trust 2003-1 shall fail at any time to be party to executed agreements for additional committed senior financing with JPMorgan or one or more other financial institutions acceptable to Lender (and have the ability to finance Mortgage Loans with such financing) (i) in an amount of not less than $100,000,000, and (ii) with a "wet" funding sublimit of not less than $40,000,000 and otherwise on terms and conditions acceptable to the Lender;"

3. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:



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         (a) Lender shall have received this Amendment, duly executed and delivered by Borrower;

         (b) Lender shall have received from Pledgee Lender an amendment to the Pledgee Lender Loan Agreement, duly executed and delivered by Pledgee Lender, which shall amend and restate in its entirety Section 8(p) of the Pledgee Lender Loan Agreement to read substantially similar to the amended and restated Section 8(t) set forth in this Amendment;

         (c) Borrower shall have paid Lender an amendment fee in an amount equal to $250,000 in immediately available funds, which fee shall be due and payable and earned in full on the date such fee is paid (and which fee shall not apply to the calculation of the Yield Maintenance Fees);

         (d) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date); and

         (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower or Lender.

5. RELEASE. Borrower hereby acknowledges and agrees that: (i) neither it nor any of its Affiliates has any claim or cause of action against Lender or any of Lender's directors, officers, employees, agents, Affiliates, or attorneys and
(ii) Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to Borrower and all of its Affiliates. Lender wishes (and Borrower agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of its rights, interests, security and/or remedies. For and in consideration of the agreements contained in this Amendment and other good and valuable consideration, Borrower unconditionally and irrevocably releases, waives and forever discharges Lender, together with Lender's successors, assigns, subsidiaries, Affiliates, agents and attorneys (collectively, the "Released Parties"), from: (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Released Parties to Borrower (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), which Borrower might otherwise have against the Released Parties or any of them, in either case (x) or (y) on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind which existed, arose or occurred at any time from the beginning of the world to the date of this Amendment.

6. GOVERNING LAW. THIS AMENDMENT, AND ALL ISSUES, CONTROVERSIES, DISPUTES OR OTHER MATTERS ARISING OUT OF OR RELATING TO THIS AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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7. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendment to the Loan Agreement expressly set forth in this Amendment, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of, any right, power, or remedy of Lender as in effect prior to the date hereof. The agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. This Amendment is a Loan Document.

8. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9. MISCELLANEOUS.

         (A) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

         (B) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement," "thereunder," "therein," "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered as of the date first above written.


                                BORROWER:

                                ABFS WAREHOUSE TRUST 2003-2

                                By:  WILMINGTON TRUST COMPANY, not in
                                     its individual capacity but solely as
                                     trustee of ABFS Warehouse Trust 2003-2



                                     By:  /s/ Mary Kay Pupillo
                                          --------------------
                                          Name: Mary Kay Pupillo
                                          Title: Assistant Vice President


                                LENDER:

                                CHRYSALIS WAREHOUSE FUNDING, LLC



                                By:  /s/ Paul Halpern
                                     ----------------
                                     Name: Paul Halpern
                                     Title: President


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